EXHIBIT 10

Independent Auditors’ Consent

We consent to the incorporation by reference in this Post-Effective Amendment No. 38 to Registration Statement No. 2-52711 of Merrill Lynch Ready Assets Trust (the “Trust”) on Form N1-A of our report dated
February 7, 2003, appearing in the December 31, 2002 Annual Report of the Trust, in the Statement of Additional Information which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey April 22, 2003